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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  January 26, 2001



                               GUEST SUPPLY, INC.
             (Exact name of Registrant as specified in its Charter)


          NEW JERSEY                      1-11955            22-2320483
 (State or other Jurisdiction)          (Commission        (IRS Employer
     of Incorporation)                  File Number)     Identification No.)


                             4301 U.S. Highway One
                         Monmouth Junction, New Jersey
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (609) 514-9696

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Item 5.   Other Events.
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On January 26, 2001, Guest Supply, Inc. ("Guest Supply") issued a press release announcing its results of operations for the fiscal quarter ended December 29, 2000. Guest Supply hereby incorporates by reference herein the information set forth in its Press Release dated January 26, 2001, a copy of which is attached hereto as Exhibit 99.1.

Except for the historical information contained in this report, the statements made by Guest Supply are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Guest Supply's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in Guest Supply's Annual Report on Form 10-K for the fiscal year ended September 29, 2000 as filed with the Securities and Exchange Commission.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c) Exhibits.
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No.       Description
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99.1      Press Release of Guest Supply, Inc. dated January 26, 2001
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GUEST SUPPLY, INC.

Date:  February 1, 2001

                                       By: /s/Clifford W. Stanley
                                           ----------------------
                                           Name:  Clifford W. Stanley
                                           Title: President and
                                                  Chief Executive Officer
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                                 EXHIBIT INDEX

No.    Description
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99.1   Press Release of Guest Supply, Inc. dated January 26, 2001.